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                                                                Exhibit 10.3

                             AMENDMENT NO. 2 TO THE
                             PRINCETON REVIEW, INC.
                            2000 STOCK INCENTIVE PLAN


         Effective June 22, 2001, the Princeton Review, Inc. 2000 Stock Incentive Plan (the "Plan") is amended in the following particulars:


         1. The first textual sentence of Section 5.2 of the Plan is amended in its entirety to read as follows:

                  "The total number of shares of Stock reserved and available for distribution under the Plan shall be 3,595,500.